AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

              BAY AREA FERTILITY AND GYNECOLOGY MEDICAL GROUP, INC.



         THIS AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT, dated as of January 1, 2001 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("IntegraMed") and Bay Area Fertility and Gynecology Medical Group, Inc., a California medical corporation, with its principal place of business at 3160 Crow Canyon Road, Suite 150, San Ramon, California 94583 ("Bay Area Fertility")

                                    RECITALS:

         IntegraMed and Bay Area Fertility entered into a Management Agreement dated January 7, 1997 (the "Management Agreement"), as amended; and

         IntegraMed and Bay Area Fertility wish to amend further the Management Agreement, in pertinent part, to provide that IntegraMed's Exclusive Management Right, as defined in the Management Agreement, includes the medical practice of Susan P. Willman, M.D., Medical Corporation. and Susan P. Willman, M.D., which medical practices have merged into Bay Area Fertility effective January 1, 2001.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Management Agreement, IntegraMed and Bay Area Fertility agree as follows:

         1. The term "P.C." set forth in the Management Agreement shall include Infertility Services rendered by Susan P. Willman, M.D., Medical Corporation. and Susan P. Willman, M.D. (collectively referred to herein as "Willman") who entered into a Physician-Shareholder Employment Agreement with Bay Area Fertility effective January 1, 2001.

         2. All representations of and covenants by Bay Area Fertility in the Management Agreement are hereby amended to include the medical practices of Willman for which IntegraMed has paid a Right to Manage Fee in the amount of $183,399.00 in cash and given a promissory note in the amount of $183,399.00 for the exclusive right to manage Willman's practice as merged with Bay Area Fertilty.

         3. All other provisions of the Management Agreement, as amended, not in conflict with this Amendment No. 4 remain in full force and effect.

         IN WITNESS WHEREOF, the parties have signed this Amendment No. 4 the date first above written.


INTEGRAMED AMERICA, INC.



By: /s/Gerardo Canet
    ------------------------------
    Gerardo Canet, President & CEO



BAY AREA FERTILITY AND GYNECOLOGY MEDICAL GROUP, INC.



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